Fees Summary	Jan. 27, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 531,650,961.38
Previously Paid Amount	0
Total Fee Amount	81,395.76
Total Offset Amount	0
Net Fee	$ 81,395.76